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                                                                    EXHIBIT 10.8




                    FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT is entered into as of the 9th day of April, 1998 by and between HydroChem Holding, Inc., a Delaware corporation (the "Employer"), and B. Tom Carter, Jr., an individual (the "Employee").

                                    RECITALS

A. Employer and Employee entered into a certain Employment Agreement as of December 15, 1995, which as amended by First, Second, and Third Amendments thereto dated as of January 10, 1995, March 20, 1995, and December 9, 1996, respectively, provides the terms of employment of Employee by Employer (the "Employment Agreement").

B. Employer and Employee desire to further amend the Employment Agreement as hereinafter provided.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1. Section 2 of the Employment Agreement is hereby amended by deleting the same in its entirety and substituting the following in lieu thereof:

                 "Except as otherwise provided herein, the "Period of Employment" shall be the period of time commencing on the date hereof and continuing until the date one year after either party gives the other party notice to terminate the Employment Agreement."

2. Section 6 of the Employment Agreement is hereby amended by adding a subsection (f) as follows:

                 "(f) Reimbursement for Tax Assistance.

                 Effective as of January 1, 1998, Employer shall, upon receipt of adequate supporting documentation, reimburse Employee up to a maximum of Seven Thousand Dollars ($7,000) per year for fees paid by Employee for professional tax services including preparation of personal tax returns and personal tax advice."


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                                                                    EXHIBIT 10.9


         IN WITNESS WHEREOF, the parties have duly executed this Fourth Amendment as of the year and date first above written.



                                 HYDROCHEM HOLDING, INC.

                                 By: /s/ PELHAM H. A. SMITH
                                   --------------------------------------
                                       Pelham H. A. Smith, Vice President


                                 EMPLOYEE
                                 /s/ B. TOM CARTER, JR.
                                 ----------------------------------------
                                 B. Tom Carter, Jr. an individual


                 In consideration of the premises and other good and valuable consideration, the undersigned hereby unconditionally guarantees the punctual performance by HydroChem Holding, Inc., of all its duties and obligations under the terms of this Fourth Amendment to Employment Agreement.

                                  HYDROCHEM INDUSTRIAL SERVICES, INC.


                                  By: /s/ PELHAM H. A. SMITH
                                     ------------------------------------
                                       Pelham H. A. Smith, Vice President


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